 EXHIBIT 32

MOBILE NATION, INC.

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Mobile Nation, Inc. (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), to the best of the undersigned’s knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2008

/s/ PHILIP LIU
Chief Executive Officer

August 14, 2008

/s/ ERIC STOPPENHAGEN
Chief Financial Officer